Investments	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Investments
Investments
Investments accounted for under the equity method of accounting consisted of the following as of December 31, 2018 and 2017:

	% Ownership as of December 31, 2018	As of December 31,
		2018	2017
AerDragon	16.7	$65,920	$61,706
AerLift	39.3	47,644	44,930
ACSAL	19.4	15,248	14,197
		$128,812	$120,833

Our share of undistributed earnings of investments in which our ownership interest is less than 50% was $48.2 million and $40.2 million as of December 31, 2018 and 2017, respectively. We also have an investment in Peregrine of $3.3 million and $2.1 million as of December 31, 2018 and 2017, respectively, which is accounted for in accordance with the cost method of accounting. Please refer to Note 26—Variable interest entities for further details.